UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05037

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

Annual Report
November 30, 2015

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1

Portfolio Management Discussion and Analysis	14

Sector Allocation	19

Historical Performance	20

Schedule of Investments	21

Statement of Assets and Liabilities	24

Statement of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	40

Expense Example	41

Approval of Investment Advisory Agreement	43

Trustees and Executive Officers	47

Additional Information	50

Privacy Notice	52

GoodHaven Fund

	Cumulative
	Since	1 Year	Since	Since
	Inception	Ended	Inception*	Inception*
	to 5/31/14	11/30/15	Cumulative	Annualized
GOODX	48.62%	-17.49%	13.63%	2.79%
S&P 500 Index**	55.04%	2.75%	72.98%	12.52%
Russell 2000 Index**	40.93%	3.51%	51.84%	9.40%

HFRI Fundamental
Growth Index***	4.33%	-3.29%	0.83%	0.18%
HFRI Fundamental
Value Index***	22.15%	-0.07%	23.00%	4.53%
CS Hedge Fund Index***	14.79%	0.16%	17.51%	3.52%

*	The Fund commenced operations on April 8, 2011.
**	With dividends reinvested
***
See letter text for references to hedge fund performance. Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 5/31/14 and 11/30/15. Source: Bloomberg

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

December 29, 2015

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

In our decades of experience managing money, 2015 was one of the most difficult years.  While it was a very tough year for many well-known “value” investors, we are chagrined by our performance and understand that the last eighteen months have caused a loss of goodwill in the eyes of our shareholders after a solid first three years (and decades of experience at prior firms).  In many ways, it was a “perfect storm” with outlier percentage declines in certain commodities and extraordinary strength in the U.S. dollar.  That said, we believe that most of the potential damage is in the rear-view mirror and that the Fund’s aggregate portfolio is

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not impaired.  We believe we own securities trading at valuations that are far below those of broad equity indexes (as indicated by common valuation metrics discussed below) and have the liquidity to behave opportunistically.

While we explain in this letter why this past year was so difficult, the more important question is where we stand prospectively.  Please read further and try to look objectively at why we believe the Fund has an opportunity for much better results.  We are optimistic – not just because we think we own cheap securities and certainly not because we have a Panglossian world view, but because in a world of uncertainty, we can point to a number of concrete factors, such as corporate developments, valuation metrics, sensible corporate share repurchases, and insider trading activity, all of which suggest that our portfolio today is far cheaper than broad market indexes.  Both of your portfolio managers maintain a significant investment in the Fund, and both have added to our holdings in recent weeks.

A number of our companies made significant business progress in the last twelve months, yet all positives were overwhelmed by negative macro factors that we try not to predict. First, let’s take a look at where we suffered this year.  Most of our weak performance came from half a dozen securities with exposure to oil, natural gas, gold, or a rapid increase in the U.S. dollar compared to most other currencies.  Such a rapid currency swing helped to depress the prices of most commodities as well as the reported earnings of U.S. companies with significant overseas revenue.  Although we invested with what we believed was a margin of safety based primarily on significant management, ownership, and governance changes rather than overt commodity or currency views, we got the commodity and currency price movements almost entirely wrong (we do not try to predict currency movements and try to build a margin of safety into commodity companies).  These mistakes overwhelmed a number of sensible management moves.

Among the companies suffering from commodity-related declines were Dundee Corp (“Dundee”), WPX Energy (“WPX”), Birchcliff Energy (“Birchcliff”), Exco Resources (“Exco”), and Barrick Gold (“Barrick”).  In addition, we also saw a sizeable decline in Hewlett-Packard (“HP”), a decline in mortgage servicers, and more modest declines in Leucadia National (“Leucadia”), Systemax, and Staples.

Dundee was hit by a triple whammy.  Although the company still appears to be selling at a sizeable discount to a reasonably calculated net asset value, its corporate investments (beyond its investment management and agricultural businesses) in oil, gas, real estate, and metals were heavily pressured, and the Canadian Dollar fell roughly 15% against the U.S. Dollar during the fiscal year (over 25% for the last 18 months), reducing the value of all Canadian assets when translated back into U.S. dollars.  During the year, we sold some Dundee shares to realize tax losses to offset capital gains taken earlier in the year.  Even so, the mark to market decline has continued unabated and the discount to our estimate of net asset value has continued to widen.

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In Dundee, we believe our original cost is likely (but not certainly) impaired, although we also believe the stock is trading at a fraction of the value of all of its various parts when measured at today’s depressed prices.  Controlled by Canada’s Goodman family (responsible for building a hugely successful predecessor company before it was sold to a large Canadian bank), Dundee is involved in industries that the family knows well and in which they have enjoyed prior successes.  The Goodman family has “skin in the game,” purchased shares during the year, and we believe their game plan, though not easy, is quite sensible.

Canadian companies with resource exposure have been under significant selling pressure in recent months, some of which may abate with the end of tax-driven trading strategies or a slowing of the relentless decline of the Canadian dollar.  Dundee’s parent holding company has moderate debt, significant corporate assets, and available bank credit.1  However, the values underlying a large portion of assets are significantly stressed.  In our current valuation, we have taken these into account and believe our current appraisal is realistic.  We had reduced our Dundee position modestly over the summer and the company currently represents roughly 1.5% of the portfolio.  With some modest recovery in underlying values, we would consider increasing our stake.

That this year has been particularly difficult for investors with any exposure to energy does not excuse our performance, but does explain part of it.  The rapid decline in the price of oil from over $100 two years ago to just above $37 per barrel as of late December 2015 (natural gas has also declined) now represents the largest two-year decline in oil prices ever (surpassing the previous record declines of 1985-1987 and 1997-1998, and the significant decline of 2008-2009, all of which were followed by large percentage gains in crude prices).  Recent weakness in oil prices has been engineered by Saudi Arabia which appears to be producing and discounting as much oil as it can; their maximizing production and price discounting has led to a collapse in the price of most oil and gas equities.2

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[1]
Not all of Dundee’s assets are in the investment, resource, or agricultural businesses.  Although we are not pharmaceutical scientists, it’s worth noting that the company owns roughly 5% of TauRx, a private company currently conducting Phase 3 clinical trials on a promising drug to treat Alzheimer’s disease.  A recent press report suggested that successful trials could result in a public offering of TauRx during 2017 at a valuation that would make Dundee’s stake worth more than its entire current market capitalization.  We are patiently waiting to see the trial results, which should be released in mid-2016.

[2]
This is not the first price war the Saudis have initiated.  Recent comments by other members of OPEC anticipating higher prices within the next twelve months suggest that the current price war may have overshot its goals on the downside.  Although we do not invest based on broad macro predictions, it is worth noting that according to the International Monetary Fund, most oil producing countries, including Saudi Arabia, require a price of oil far higher than recent quotes to balance their budgets – typically in the range of $75-$100 a barrel – or more.

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Frankly, what we thought was a significant margin of safety in energy prices turned out to be not nearly conservative enough – at least in the short-term.  However, based on the rapid decline in drilling activity (U.S. rigs working have declined by more than 50% in a year), the cancellation of $380 billion or more of capital expenditures across the industry, and general depletion, history would suggest a significant bounce in prices, although we cannot predict the timing.  Ben Graham’s use of a quote by the Roman poet Horace in Security Analysis seems apt here: “Many shall be restored that now are fallen and many shall fall that now are in honor.”

In companies whose primary business is energy, we suffered from our investments in WPX, Birchcliff, and Exco.  In the case of Exco, we were simply wrong and in hindsight had been too anchored by management’s efforts to take the company private, first at $20 per share, then later in the teens. Despite well-known investor/shareholders with good reputations on the Board, the company had too much debt, had natural gas assets that were not of best quality, and had management whose prowess seems to have been more a function of high prices than skill.  Though not a large investment, we sold all of our Exco shares (purchased on average in the mid-single digits) during 2015 to realize tax losses, which contributed to our ability to avoid a taxable distribution in a loss year.

We originally purchased WPX because of a significant management upgrade in a company that owned extensive proven reserves and resources.  Our assessment of management was spot-on and led to a significant improvement in asset quality and liquidity, however, our commodity timing was terrible.3  Since taking over in mid-2014, Rick Muncrief of WPX has made enormous progress in repositioning the business by selling non-core assets, reducing costs, streamlining operations, and recruiting talented management.  In mid-summer 2015 with oil prices having declined from $100 to about $50 per barrel, WPX consummated a large acquisition (privately held RKI) which we think added very valuable assets to the company despite adding financial leverage at a time when most had soured on the industry.4

The share price of WPX has declined further since its acquisition of RKI, which owns extensive acreage, producing wells, and mid-stream assets in the heart of the

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[3]
In hindsight, we feel as though our purchase of WPX could be compared to buying a well-run travel company immediately prior to the terror attack on the World Trade Center in 2001.  No matter how well run the business might have been through the period of stress, there was at least a delay of game before seeing share price recovery.

[4]
We note that when Murray Edwards of Canadian Natural acquired his oil sands project for about $900 million from a major oil company in 1999, most thought his purchase to be folly, as it seemed as though the acquired assets would prove unprofitable for years at the then prevailing price of crude.  Fifteen years later, that $900 million turned into a roughly $20 billion asset and made Edwards a billionaire.

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Permian Basin (and notwithstanding fifteen separate insider purchases at much higher prices immediately following the acquisition).5  Thus far, comparable proposed transactions in recent weeks suggest that the price for RKI was fair in today’s depressed market and is unimpaired.

We still believe WPX is worth far more than its recent stock market quote, even with recently depressed commodity prices.  The company is two-thirds hedged for 2016 at more than $60 per barrel and $3.50 per mcf gas and has some additional hedges in 2017.  The company is currently using about $200 million of its $1.75 billion credit line, although we expect that pending sales of non-producing assets should, if consummated, reduce the balance on that line to zero, offering additional financial flexibility.  In today’s environment, Mr. Market does not appear to care, however even a modest bounce in energy prices could lead to significant appreciation.

In the case of Birchcliff, the company’s stock price was hit hard by low gas prices and a very weak Canadian Dollar despite maintaining its low-cost production, low finding costs, and positive cash flow.  Birchcliff’s management has performed well and despite low prices, reserves and production have continued to grow.  The company’s largest shareholder, Canadian investor Seymour Schulich, recently acquired another two million shares in the open market (with management and directors also buying lesser amounts) and now owns roughly 27% of the company.

Importantly, there are reasons to believe these declines will not repeat.6  We believe there will be a regression to the mean sometime in 2016 or early 2017 that will result in substantially higher energy prices for the reasons mentioned above.  There may be some interesting opportunities in energy related debt as well as equity.  A recent Credit Suisse poll indicated that investors are more bearish on energy than they were at the depths of the financial crisis.  In addition, the percentage that energy companies constitute of the S&P 500 Index (as a percentage of market value) was recently near 40 year lows, closing on 6% of the index’s value.  Our current portfolio has an aggregate of roughly 10% allocated to energy related equities.

Despite significant corporate progress and a modest decline in the U.S. dollar price of gold, Barrick also contributed to last year’s poor results.  During 2015,

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[5]
The Permian Basin is generally considered to be the best shale oil basin in the United States and companies in the core areas of the Permian (like RKI) typically have the lowest break-evens of any of the shale companies – in some cases below $40 per barrel with production costs (including allocated overhead) in the $20s per barrel.

6
Despite excessive current oil inventories, the gap between worldwide supply and demand appears far smaller than during previous price declines.  Historically, even with a larger supply/demand gap, large multi-year declines have been followed by significant gains within the next two years.  It appears that the oil market may be overreacting to a period of temporary oversupply – where if demand does not collapse, shortages may appear not too far into the future.

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mining companies in general suffered significant price declines to the point where a number of companies are now trading at multi-decade low prices and where some industry valuation metrics are among the lowest in decades.

Under Chairman of the Board John Thornton, the company has reduced its debt by roughly $3 billion this year, pushed out virtually all remaining near-term debt maturities by at least three to four years (half of all debt comes due in 20 years or more), has sharply cut operating costs (with more to come in 2016), and continues to generate free cash flow even at a price of gold that is nearly 45% below the peak of just four years ago (about $1170 per ounce as of late December 2015).  The company accomplished all of this without touching any of its core mining properties, which have, in the aggregate, some of the lowest cash operating costs of any international mining company (expected cash costs, net of byproduct, of around $550 per ounce of gold in 2016).

Barrick is another company where we believe the market has not yet appreciated the positive governance and structural changes that have occurred in a short time.7  Even a modest rebound in gold prices could result in significant appreciation from recent levels.8

Another contributor to last year’s price losses was HP, despite a significant gain since we initiated the position, which remains profitable.  We bought when there was fear and HP’s stock price was under a cloud. Early in the year, at much higher prices, we cut our investment in half, in part due to concern about rapid dollar appreciation (HP was generating about 65% of its overall revenue overseas).  Despite the significant sales we made above $40 per share, HP accounted for one of the larger dollar losses in our portfolio in fiscal 2015 as our remaining shares slid nearly 30% although overall earnings estimates did not come down much at all.

In November 2015, HP split into two companies, HP Enterprise and HP Inc. – both of which are members of the S&P 500 Index.  We point out that when measured by a multiple of operating cash flow, both of these companies are selling at single digit multiples and are among the cheapest in the S&P 500 Index when measured by that criterion.  Even with pressure on reported results from dollar strength and soft end markets for printing, personal computers, and traditional data services, both

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[7]
Barrick’s shift in management focus and objectives was recently summarized in a Policy: Canadian Politics and Public Policy magazine article (Jan/Feb 2016 edition) entitled, “Anatomy of a Corporate Makeover.”  https://tinyurl.com/zg8evrj

[8]
While our investment is primarily predicated on a reasonable valuation of assets and rapid improvement of finances at Barrick (rather than a commodity price increase), we note that historically, gold has been the asset least correlated with the S&P 500 Index. As a measure of what’s possible, four years ago, Barrick was a market darling, earned nearly $4 per share, and traded over $50 per share.  Today, below $8 per share – a 20-year low – and with a much leaner cost structure and far better capital allocators at the helm, almost nobody cares.

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companies appear significantly undervalued in the market today, selling at less than one-half of the multiple of the S&P 500 Index.  Both continue to repurchase stock at low earnings multiples and HP Inc. now sports a roughly 4.2% cash dividend yield.

So what is going right and why should you be taking a more positive stance?  First, we continue to own Google (now Alphabet Inc. (“Alphabet”)) as our 2nd largest investment (as of the date of this letter).  Although we have not bought shares in some time and have trimmed the investment modestly since our original purchases, the company continues to grow, continues to innovate, and unlike several other well-known and rapidly growing tech companies, the market value is not excessive in relation to free cash flow and growth prospects.  Although the stock price may be volatile, particularly around earnings reports, we expect some of the company’s divisions to continue growing at a decent rate for some years to come.  Alphabet’s current share price is roughly triple our cost.

During 2015, we added shares of Verizon Communications (“Verizon”), began to tiptoe back into an investment in Berkshire Hathaway (“Berkshire”), and very recently began to repurchase Seacor Holdings (“Seacor”) at a large discount to book value, which has historically been a conservative measure of asset values.  It’s worth pointing out that a sizeable chunk of our current portfolio is in companies like Alphabet, Berkshire, White Mountains Insurance Group (“White Mountains”), Alleghany Corp (“Alleghany”), Leucadia, HP Enterprise, HP Inc., Staples, Verizon, and others that generally have significant liquidity, solid balance sheets, and/or the ability to take advantage of a slower economy that creates more volatility or stress.

Despite a lackluster consumer market, manufacturing issues in China, and a competitive battery market, Spectrum Brands (“Spectrum”) continues to grow and improve its product portfolio.  The company is on track for another record year in free cash flow and HRG, a company whose largest investor is Leucadia, continues to acquire additional shares of Spectrum in the open market.  Spectrum’s Chairman has also added to his holdings in the last several months.  While we continue to like Spectrum, its management, and its constituent businesses, we would like to see a lower stock price and reduced leverage before adding to our position (today’s price is roughly quadruple our original cost).

Systemax entered into a transaction that will eliminate its loss-generating North American technology business, leaving it with an industrial supplies business that has been consistently profitable, has consistently grown in recent years, has outperformed its industry, and which should have significant value to a number of potential buyers.  We had been expecting efforts to reduce losses in the technology business and believe the recently announced transaction augurs well as the loss-side of the business had been obscuring the profits of the industrial side.  Management controls a majority of the shares.  The company continues to have a very strong balance sheet with about 1/3 of its market value in cash with almost no debt.  By

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eliminating the loss ridden tech division, we believe the remaining business will now generate significant earnings.

Staples’ stock price has come down since the government’s initial rejection of its merger with rival Office Depot.  As previously articulated we thought the odds of the transaction being approved were not great, and we did recognize that a merger could offer huge cost savings. Although there is still a small chance of prevailing in federal court (a win there would be a huge positive for the stock price, though we are not holding our breath), we think that Staples’ operations are improving, the company trades at roughly 10 times free cash flow, has offered a dividend yield of roughly 5%, and has a under-leveraged balance sheet.  In some aspects, Staples’ logistical capabilities exceed those of Amazon; roughly half of Staples’ business is online, it delivers next day to most locations, and it appears to have a strong and profitable position with its corporate customers.9  Should the stock price stay at current levels or lower, we would not be surprised to see an activist surface or a private-equity offer for the company.

Walter Investment has now seen two activists controlling roughly 40% of the equity placed on the Board of Directors of the Company.  We believe their mandate is clear – find a path to earning reasonable returns on invested capital or sell or merge the company with a competitor where there are large potential synergies and cost overlaps.  We believe scale has become a true competitive advantage in the mortgage servicing business and that the opportunities for profit are increasing rather than decreasing as smaller competitors fall by the wayside and pricing improves for the larger players.  Recently, the company bought back more than 5% of the outstanding shares for a modest premium over tangible book value and at a large discount to stated book value – a price that appears to be a clear bargain.

In total and over the last twelve months, insider buying activity has been very strong across our portfolio.  We count significant insider purchases in Barrick, Birchcliff, Dream (a public holding of Dundee), Systemax, HP Inc., WPX, Stolt-Nielsen, Staples, Spectrum Brands, JZ Capital, and Sears.  In addition, there have been sizeable corporate buybacks near or below book value, or at low multiples of earnings, at White Mountains, Seacor, HP Inc., HP Enterprise, Walter Investment, Stolt-Nielsen, and Alleghany.  Recently, Warren Buffett filed as a significant owner of Seritage Growth Properties REIT, a small holding of the Fund.  At last count, we owned 11 companies trading below book value and 16 trading below 1.5 times book value compared to the S&P 500 Index average of nearly 2.9 times book value.10  As

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[9]
The U.S. government certainly thinks that Staples’ position in the corporate contract world is strong – the Federal Trade Commission spent millions attempting to prove that Staples dominates that segment of the industry when it recently rejected the Staples/Office Depot merger.

[10]
While a low price-to-book value ratio is indicative of securities trading at depressed prices, it cannot be relied upon as an indicator or guarantee that any share price will appreciate even if such a metric makes it appear cheaper than the constituents of a broad equity index.

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of late December, JZ Capital sells at roughly a 40% discount to what we believe is a conservatively calculated Net Asset Value published by the company.  Leucadia recently traded below 80% of tangible book value (we added at that price) – something that has rarely occurred since the company’s founding decades ago in 1978.  Index valuation metrics are much higher than those of our portfolio and insider selling has been far more prevalent than buying in S&P 500 index companies.

We also own a number of companies that should begin to benefit from modestly higher interest rates.  Although the Federal Reserve raised the fed funds rate by only 25 basis points in mid-December and indicated that it intends to proceed slowly with additional rate hikes, markets are currently anticipating more than one such move in 2016.  Increasing interest rates have the potential to increase interest income on cash balances, increase income on insurance “float”, increase the rate on margin balances, reduce money-market fund fee waivers, and raise the price of assets that are positively correlated to interest rates, such as mortgage servicing rights.  Among the companies we own that we think will benefit from higher short-term interest rates are Walter Investment, Leucadia, Alphabet, White Mountains, Federated Investors, HP Enterprise, HP Inc., and Berkshire.  We continue to believe that modest increases in rates are inevitable, or there will eventually be a very large increase in rates as debts become more and more unwieldy and creditors start to question what have been traditionally “safe” securities.

We have written before about how periodic underperformance is a feature, not a flaw of value investing.  Short-term price movements are unpleasant, but they do not dictate long-term returns.  We do not own the overpriced and over-owned cash-flow negative market darlings of the past year or so.  We feel this should help our relative standing in the future as much as it has been a drag in recent quarters, perhaps echoing the period leading up to and after the tech bubble that burst in early 2000.  There has been almost no regression to the mean in markets in a year or more – expensive has become more expensive and cheap has become cheaper.  But the history of markets is one of regression and we think this time will likely prove no different.

In today’s world, there is one enormous macroeconomic elephant in the room worth mentioning.  Since 2008, corporate debt has grown faster than cash flows, but growth of sovereign debt and central bank reserves has been absolutely astonishing.  In less than a decade, assets of central banks have grown from roughly $4 trillion to over $20 trillion and worldwide sovereign debt has jumped in tandem.11  This has

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[11]
For example, U.S. debt has grown from less than $8 trillion in 2008 to more than $18 trillion today and continues to climb.  These figures include only official debt and do not include government pensions and social welfare schemes (such as Social Security, Medicare, and Medicaid in the United States) that typically represent additional future promises to pay that are multiples of stated government debt.

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been facilitated by central bank repression of interest rates, which has permitted governments to increase leverage over the last eight years without causing hardship, by reducing the cost of that leverage.12

Every reasonable investor understands that borrowing heavily to facilitate spending far beyond one’s income is a path to ruin.  Moreover, growth in debt cannot outstrip growth in income without running into a mathematical wall.  Yet most seem untroubled by these trends when it is governments that are doing the borrowing and spending (or perhaps, they simply don’t understand the math of compound interest).  The problem is that rapid growth in debt makes governments dependent on their ability to maintain investor confidence.  They must be able to always and forever roll over their increasingly large obligations because they can no longer pay them off using tax revenue in a reasonable period of time, even if they raise taxes sharply.

Believing that reckless borrowings can continue is a dangerous game as it is impossible to predict the tipping point of confidence.  In recent years, we have seen that point pass as Greece, Venezuela, Argentina and other countries rapidly outspent their resources.  When the cash flow runs out, the typical reaction is a large rise in interest rates, a decline in currency values, and a loss of some control to creditors.  Should investors ever lose faith in a major sovereign, we would expect a sharp increase in the value of monetary alternatives, such as metals and consumable commodities (items that ironically have been among the worst performers of 2015).

As we suggested, throughout 1999 when investors decided to ignore a different sort of elephant, we do not believe this trend of rapid debt accumulation will end well.  Eventually, someone must pay the piper.  We suspect it will be the sovereign bondholders that have gained so much in recent years at the expense of savers and others.  At a time when so many bonds of so many countries are trading at ultra-low (or even negative) yields, we suggest that low-coupon, long-dated government bonds appear very risky over any time frame, despite a reputation for safety and the historical appeal of preserving principal during times of economic weakness.13  Assets dependent on the pricing and yields of those long-term government bonds may be vulnerable as well.

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[12]
Trillions of dollars of sovereign debt now yields less than 1% (or has a negative yield).  When yields decrease as debt increases, the amount of cash needed to service that debt may remain constant or decline.  However, the moment interest rates increase, the burden of the larger debts grows rapidly.  There is no free lunch.

[13]	With apologies to Ben Graham, we suspect all of these low-coupon long-dated bonds have become trading sardines rather than eating sardines. (see Graham’s The Intelligent Investor for the anecdote.)

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Lastly, broad equity index prices appear elevated when viewed by historic standards.  Any material regression to the mean should create opportunities for us to deploy cash reserves – something we have been patient in waiting for and which has also contributed in a modest way to diminished returns.  However, investors should understand that the proverbial 100-year-flood seems to appear on Wall Street every three to five years or so, and those are times when the value of liquidity – in terms of the value of what it can buy – multiplies rapidly.  We are prepared to deploy reserves aggressively under such circumstances.

In today’s world, we believe our portfolio to be bargain-priced.  Many of our companies appear to have positive momentum driven by fundamental developments, yet low valuations.  A few with commodity exposures have reduced risks due to lower market prices and now offer the potential prospect of improved overall returns.  We have a long list of companies we follow and admire, with strong balance sheets and solid cash flows, awaiting only a lower price to arouse our interest.  Despite recent travails, we are investing for you as we invest for ourselves personally.  Although the last year was truly unpleasant and we were not without sin, we see nothing to suggest that our prior experience and success have been permanently negated in the last two.  We look forward to reporting better results in subsequent periods.

Sincerely,

Larry	Keith

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market

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or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

A Basis Point is one one-hundredth of one percent, typically used when discussing interest rates.

Earnings per Share represent a corporation’s net income divided by the shares outstanding during the period.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

GoodHaven Fund

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the Fund was $20.52 at November 30, 2015 based on 13,053,016 shares outstanding.  This compares to the Fund’s NAV of $26.77 at November 30, 2014, an NAV of $23.37 at May 31, 2015, and an NAV of $20.00 at inception on April 8, 2011.  Although the Fund did not pay a taxable distribution of capital gains or income in 2015, shareholders should be aware that the Fund has paid past capital gains and income distributions that reduced NAV by the amount of a distribution on the ex-dividend date.  Please note that except where otherwise indicated, this performance discussion relates to the period ended November 30, 2015.  The Fund’s performance for the period December 1, 2014 to November 30, 2015 was a loss of 17.49% compared to a gain of 2.75% for the S&P 500 Index.  Since inception on April 8, 2011 and through November 30, 2015, the Fund’s annualized performance is a gain of 2.79% compared to an increase of 12.52% for the S&P 500 Index.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

2015 was a difficult year in which there was wide variation in return among asset classes, with most businesses having any commodity exposure seeing their stock prices suffer disproportionately in the marketplace.  The duration and extent of the declines in these asset classes, with little regression to the mean, appear to have been significant outliers when compared to historical results and in a number of cases, one must go back decades to find similar percentage declines.  The Fund’s exposure to companies participating in oil and gas, and precious metals contributed significantly to the decline in NAV in fiscal 2015.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of November 30, 2015.1

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Top 10 Holdings*	%	Top Categories**	%
Walter Investment		Cash and Equivalents	29.2%
Management Corp.	8.8%	Oil & Gas Exploration
WPX Energy, Inc.	7.6%	& Production	10.1%
Alphabet, Inc. ***	7.2%	Loan Servicing	8.8%
Barrick Gold Corp.	5.6%	Diversified Holding
White Mountains		Companies	7.5%
Insurance Group	4.0%	Computer &
Spectrum Brands		Internet Software	7.2%
Holdings, Inc.	3.5%	Property/Casualty Insurance	7.0%
Federated Investors,		Computers &
Inc. – Class B	3.4%	Peripheral Equipment	5.7%
Staples, Inc.	3.0%	Metals & Mining	5.6%
Alleghany Corp.	2.9%	Retailing	4.8%
Leucadia National Corp.	2.6%	Consumer Products	3.5%
Total	48.6%		89.4%

*	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
**	Where applicable, includes money market funds and short-term Government and Agency Obligations.
***	Issuer total; includes Class A and Class C.
[1]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund’s assets have continued to decline since the end of the Fund’s 2014 fiscal year from a combination of unrealized losses and shareholder redemptions, however in the last several months, and with the exception of certain tax-driven trades, redemption activity has moderated.  Such conditions followed a period in which there were large new shareholder subscriptions and capital appreciation.  Material swings in shareholder subscriptions and redemptions can make management of the portfolio more difficult.  During the most recent period, the portfolio managers reduced some investments to offset capital gains taken earlier in fiscal 2015 in order to avoid creating taxable gains for remaining shareholders and to ensure adequate liquidity to both meet redemptions and remain opportunistic.  The Fund’s investments are stated as of November 30, 2015, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the annual period ended November 30, 2015 were Alphabet, White Mountains, Spectrum, HRG, and Alleghany.  Alphabet rose in response to continued growth, the hiring of a new CFO, and favorable prospects for its business; White Mountains rose as it agreed to sell two subsidiaries for significant premiums to

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

book value while continuing to repurchase shares in the open market at a discount to book value; Spectrum rose in response to continued modest growth in revenues and free cash flows; HRG rose in response to its proposed sale of a major subsidiary and the exiting of its lending business; and Alleghany rose as corporate results continued to indicate good prospects for modest growth.

The Fund’s investments having the most negative impact on the portfolio for the annual period ended November 30, 2015 were Dundee, WPX, Ocwen, Birchcliff, and the  reorganized HP (inclusive of HP Enterprise and HP Inc.).  Dundee, WPX, and Birchcliff were all heavily pressured by declines in oil, gas, and other natural resources during the fiscal year – declines that continued with little interruption through the end of the period (we note that the decline in the price of oil over the last two years was the largest ever – something that we believe is unlikely to repeat going forward).  Ocwen was sold out early in the fiscal year after it became apparent that the management of the company had not been candid with either regulators or investors.  Although we had purchased shares in Ocwen at a price well off the highs of 2014, the investment still resulted in a material loss.  HP reorganized its business into two public companies towards the end of the fiscal year and share prices declined primarily due to concerns over the rapid appreciation of the U.S. Dollar and the effect on translation of overseas revenue (the combined companies generate about 65% of their total revenues outside of the United States), despite very significant cash flows in relation to recent share prices.

During the year, the Fund disposed of its investments in Microsoft, Ocwen, and Exco.

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  During fiscal 2015, the largest single factors resulting in negative performance were the ongoing crash in oil and gas prices, a modest decline in gold prices accompanied by a much larger decline in mining securities, and declines in securities affected by the rapid rise of the U.S. dollar during the year, which tends to depress the revenues of companies that generate significant sales in non-U.S. jurisdictions as well as translation losses from securities that are denominated in currencies other than the U.S. dollar.  The portfolio managers generally do not try to predict macroeconomic swings and prefer instead to try to react to what happens.  During 2015, the magnitude and speed of the currency and commodity price movements made it more difficult to avoid price declines than might have otherwise been the case with more moderate shifts.

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management, the Fund’s investment advisor.  Recent turnover rates have been

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  Accordingly, we believe the recent turnover rates, although still low compared to most actively-managed funds, tend to overstate the actual turnover intended by the portfolio managers due to redemption activity in the last twelve months.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  As a result of shareholder redemptions, liquidity has been reduced in recent months.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and may hold some modest hedges from time to time.  There is no guarantee that such hedges will protect against loss and the Fund may lose money should volatility be reduced in future months.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments within this Annual Report.

As of the end of the fiscal year, the Fund is operating with a significant position in cash and equivalent investments.  This position reflects high average equity valuations, the opportunity set we see, and other factors.  After the Fund experienced significant cash inflows in 2013 due to new shareholder subscriptions, much of which occurred after the stock market had already experienced a significant rally, the flows reversed and the Fund saw significant redemptions in fiscal 2014, particularly in the second half of the fiscal year.  Second, the rise in general stock prices has made bargains more difficult to find and slowed reinvestment.  Third, for a variety of factors, we believe that having a cash cushion at a time of generally elevated prices and investor ebullience is a strategic advantage. Although not obvious in results, cash has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), performance was still reasonable by relative and absolute standards over that time frame.  In the last year, the Fund significantly

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

underperformed most equity indexes, primarily from depreciation of equity holdings, but also from having liquidity during a period when indexes significantly appreciated.  The portfolio managers’ letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.  However, in recent months, the dollar has strengthened and we own or have acquired a number of equity investments domiciled outside of the U.S. or with significant non-U.S. revenues.  A strong dollar typically results in currency translation losses and may serve to reduce reported earnings of companies with significant non-U.S. revenues when reported in dollar terms.  Such reduced earnings could negatively affect those companies market prices, although we would expect such negative effects to be primarily a short-term phenomenon.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress that could adversely impact the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s NAV more negatively than would occur in a more diversified fund.

As of November 30, 2015, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the Fund, owned approximately 235,702 shares of the Fund.  The portfolio managers added to personal holdings subsequent to the end of the fiscal year.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at November 30, 2015 (Unaudited)

Sector	% of Net Assets

Cash & Equivalents[1]	29.2%
Oil & Gas Exploration & Production	10.1%
Loan Servicing	8.8%
Diversified Holdings Companies	7.5%
Computer & Internet Software	7.2%
Property/Casualty Insurance	7.0%
Computers & Peripheral Equipment	5.7%
Metals & Mining	5.6%
Retailing	4.8%
Consumer Products	3.5%
Financial Services	3.4%
Guernsey Investment Fund	2.3%
Marine Services & Equipment	2.0%
Telecommunications	1.9%
Real Estate Investment Trusts	0.9%
Miscellaneous	0.1%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2015

			Annualized	Value of
	One	Three	Since Inception	$10,000
	Year	Year	(4/8/2011)	(11/30/2015)
GoodHaven Fund	-17.49%	-1.84%	2.79%	$11,362
S&P 500 Index	2.75%	16.09%	12.52%	$17,298

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares	COMMON STOCKS – 67.5%	Value

	Computer & Internet Software – 7.2%
12,600	Alphabet, Inc. – Class A1	$9,611,910
13,000	Alphabet, Inc. – Class C1	9,653,800
		19,265,710

	Computers & Peripheral Equipment – 5.7%
433,400	Hewlett Packard Enterprise Co.[1]	6,440,324
433,400	HP, Inc.	5,434,836
343,742	Systemax, Inc.[1,2]	3,323,985
		15,199,145

	Consumer Products – 3.5%
100,000	Spectrum Brands Holdings, Inc.	9,471,000

	Diversified Holding Companies – 7.5%
29,200	Berkshire Hathaway, Inc. – Class B1	3,915,428
1,035,320	Dundee Corp.[1,2]	4,651,556
350,000	HRG Group, Inc.[1]	4,791,500
387,512	Leucadia National Corp.	6,851,212
		20,209,696

	Financial Services – 3.4%
290,300	Federated Investors, Inc. – Class B	9,092,196

	Loan Servicing – 8.8%
1,633,106	Walter Investment Management Corp.[1,2,3]	23,745,361

	Marine Services & Equipment – 2.0%
9,320	SEACOR Holdings, Inc.[1]	529,190
376,694	Stolt-Nielsen Ltd.[2]	4,854,667
		5,383,857

	Metals & Mining – 5.6%
2,032,150	Barrick Gold Corp.	14,915,981

	Oil & Gas Exploration & Production – 10.1%
1,618,100	Birchcliff Energy Ltd.[1]	6,639,851
2,380,055	WPX Energy, Inc.[1]	20,420,872
		27,060,723

	Property/Casualty Insurance – 7.0%
15,482	Alleghany Corp.[1]	7,885,911
13,411	White Mountains Insurance Group	10,836,088
		18,721,999

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2015 (Continued)

Shares	COMMON STOCKS – 67.5% (Continued)	Value

	Retailing – 4.8%
218,000	Sears Holdings Corp.[1]	$4,824,340
663,900	Staples, Inc.	8,013,273
		12,837,613

	Telecommunications – 1.9%
110,000	Verizon Communications, Inc.	4,999,500
	TOTAL COMMON STOCKS
	(Cost $203,576,679)	180,902,781

	GUERNSEY INVESTMENT FUND – 2.3%
1,036,487	JZ Capital Partners Limited[2]	6,127,101
	TOTAL GUERNSEY INVESTMENT FUND
	(Cost $5,910,842)	6,127,101

	REAL ESTATE INVESTMENT TRUSTS – 0.9%
68,058	Seritage Growth Properties[1]	2,484,117
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost $2,635,891)	2,484,117

	MISCELLANEOUS SECURITIES – 0.1%[1,4]
	TOTAL MISCELLANEOUS SECURITIES
	(Cost $926,480)	247,500
	Total Investments
	(Cost $213,049,892) – 70.8%	189,761,499
	Cash and Other Assets in
	Excess of Liabilities – 29.2%	78,088,563
	TOTAL NET ASSETS – 100.0%	$267,850,062

[1]	Non-income producing security.
[2]	A portion of these securities are considered illiquid. As of November 30, 2015, the total value of illiquid securities was $20,589,066 or 7.7% of net assets.
[3]	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
[4]	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

(This Page Intentionally Left Blank.)

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2015

ASSETS
Investments in unaffiliated securities, at value
(Cost $175,527,897) (Note 2)	$166,016,138
Investments in securities of affiliated securities, at value
(Cost $37,521,995) (Note 6)	23,745,361
Total investments, at value (Cost $213,049,892) (Note 2)	189,761,499

Cash	81,573,689
Receivables:
Fund shares sold	466,968
Dividends	227,642
Total assets	272,029,798

LIABILITIES
Payables:
Investment securities purchased	3,481,974
Fund shares redeemed	457,353
Management fees	196,698
Support services fees	43,711
Total liabilities	4,179,736

NET ASSETS	$267,850,062

COMPONENTS OF NET ASSETS
Paid-in capital	$294,948,052
Accumulated net investment loss	(2,537,749)
Accumulated net realized loss on investments	(1,271,848)
Net unrealized depreciation on investments	(23,288,393)
Net assets	$267,850,062

Net Asset Value (unlimited shares authorized):
Net assets	$267,850,062
Shares of beneficial interest issued and outstanding	13,053,016
Net asset value, offering and redemption price per share	$20.52

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2015

INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $16,515 in foreign withholding taxes)	$3,508,454
Interest	44,733
Total investment income	3,553,187

EXPENSES (NOTE 3)
Management fees	2,755,956
Support services fees	612,435
Total expenses	3,368,391
Net investment income	184,796

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, WRITTEN OPTIONS & FOREIGN CURRENCY
Net realized gain (loss) on transactions from:
Unaffiliated investments, options & foreign currency	5,394,167
Affiliated investments (Note 6)	(3,411,390)
Written options	178,024
Net realized gain	2,160,801
Net change in unrealized appreciation (depreciation) on:
Investments	(64,230,909)
Written options	301,437
Net unrealized depreciation	(63,929,472)
Net realized and unrealized loss	(61,768,671)
Net decrease in net assets resulting from operations	$(61,583,875)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$184,796	$(628,136)
Net realized gain on unaffiliated
investments, options, affiliated
investments, securities sold short,
written options & foreign currency	2,160,801	22,147,656
Change in unrealized depreciation on
investments, written options &
foreign currency	(63,929,472)	(40,793,912)
Net decrease in net assets
resulting from operations	(61,583,875)	(19,274,392)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	(25,958,120)	(5,797,031)
Total distributions to shareholders	(25,958,120)	(5,797,031)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares[1]	(88,302,552)	(84,778,116)
Total decrease in net assets	(175,844,547)	(109,849,539)

NET ASSETS
Beginning of year	443,694,609	553,544,148
End of year	$267,850,062	$443,694,609
Accumulated net investment loss	$(2,537,749)	$(702,973)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Value	Shares	Value
Shares sold	5,005,468	$111,749,266	6,210,472	$175,313,476
Shares issued in
reinvestment of
distributions	1,018,626	24,956,339	204,862	5,668,550
Shares redeemed[2]	(9,544,663)	(225,008,157)	(9,425,957)	(265,760,142)
Net decrease	(3,520,569)	$(88,302,552)	(3,010,623)	$(84,778,116)

[2]	Net of redemption fees of $87,839 and $30,661, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					Period Ended
	Year Ended November 30,				November 30,
	2015	2014	2013	2012	2011[1]
Net asset value at
beginning of year/period	$26.77	$28.26	$24.00	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.01	(0.03)	0.02	0.21	0.02
Net realized and unrealized
gain (loss) on investments	(4.40)	(1.16)	4.65	3.29	0.49
Total from
investment operations	(4.39)	(1.19)	4.67	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	—	—	(0.32)	(0.01)	—
From net realized gain	(1.87)	(0.30)	(0.09)	(0.01)	—
Total distributions	(1.87)	(0.30)	(0.41)	(0.02)	—
Paid-in capital from
redemption fees	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value,
end of year/period	$20.52	$26.77	$28.26	$24.00	$20.52

Total return	(17.49)%	(4.26)%	19.74%	17.08%	2.60%[4]

SUPPLEMENTAL DATA/RATIOS
Net assets at end
of year/period (millions)	$267.9	$443.7	$553.5	$223.7	$90.9
Portfolio turnover rate	18%	37%	12%	11%	12%[4]

Ratio of expenses to
average net assets	1.10%	1.10%	1.10%	1.10%	1.10%[5]
Ratio of net investment
income (loss) to
average net assets	0.06%	(0.11)%	0.08%	0.92%	0.13%[5]

[1]	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
[2]	Calculated using the average shares outstanding method.
[3]	Amount is less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on U.S. national (or foreign) securities exchanges, are valued at either the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$180,902,781	$—	$—	$180,902,781
Guernsey
Investment Fund	6,127,101	—	—	6,127,101
Real Estate
Investment Trusts	2,484,117	—	—	2,484,117
Miscellaneous
Securities	—	247,500	—	247,500
Total Investments	$189,513,999	$247,500	$—	$189,761,499

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.

There were no transfers into or out of Level 1 or 2 during the year ended November 30, 2015.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

Balance Sheet
Fair values of derivative instruments as of November 30, 2015:

	Asset Derivatives as of		Liability Derivatives as of
	November 30, 2015		November 30, 2015
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity
Contracts:
Put Options	Investments in
Purchased	securities, at value	$247,500	None	$—

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2015:

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation
	on Derivatives	on Derivatives	(Depreciation)
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Equity	Realized and
Contracts:	Unrealized
Call Options	Gain (Loss) on
Written	Written Options	$178,024	$301,437

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation
	on Derivatives	on Derivatives	(Depreciation)
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Realized and
Equity	Unrealized
Contracts:	Gain (Loss)
Put Options	on Unaffiliated
Purchased	Investments, Options
	& Foreign Currency	$(2,841,487)	$198,085

Realized and
Warrants	Unrealized
Gain (Loss)
on Unaffiliated
Investments, Options
	& Foreign Currency	$550,166	$(528,212)

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

(earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2015, the Fund had $2,234,187 in late year losses. For the year ended November 30, 2015, the Fund had capital loss carryovers of $395,383, with unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

As of November 30, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume for the year ended November 30, 2015:

Average market value of:

Options written	$122,777
Options purchased	$697,146

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

The activity in options written during the year ended November, 2015, for the Fund is as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/14	$441,563	3,000
Options written	221,548	2,000
Options exercised	(485,087)	(3,500)
Options expired	(178,024)	(1,500)
Outstanding at 11/30/15	$—	—

J.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  These differences are primarily due to net operating loss.  For the fiscal year ended November 30, 2015, the following adjustments were made:

Undistributed Net	Accumulated Net	Paid-In
Investment Income /(Loss)	Realized Gain/(Loss)	Capital
$(2,019,572)	$744,411	$1,275,161

K.
Recent Accounting Pronouncement.  In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No 2014-11 will have on the Fund’s financial statements.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

L.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

At the recommendation of GoodHaven Capital Management, LLC, the Board of Trustees approved the reorganization of the Fund from a series of the Trust to a series (“New Fund”) of the GoodHaven Funds Trust, a newly formed Delaware trust  (the “Reorganization”).  The Reorganization will not result in any change in the way the Fund is managed or in any change to its investment objective, policies and strategies.  The fees and expenses of the Fund will also not change as a result of the Reorganization.  The Fund and the New Fund will have the same investment adviser, portfolio managers and other key service providers.  However, the Reorganization would result in the New Fund being under the supervision of a different Board of Trustees.  The Reorganization is expected to be a tax-free reorganization for federal tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.  Shareholders should expect to receive a proxy statement with more information regarding the Reorganization in February 2016 and a request for their vote.  The Shareholder meeting is scheduled to occur on or around March 28, 2016 with the Reorganization scheduled to occur after the close of business on March 30, 2016.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. For the year ended November 30, 2015, the Fund incurred $2,755,956 in Management fees.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. For the year ended November 30, 2015 the Fund incurred $612,435 in support services fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates payment of fund expenses, prepares expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Per the Support Agreement, fees paid by the Advisor to USBFS for these services for the year ended November 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended November 30, 2015 were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$42,120,307	$153,173,663

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2015.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2015 and year ended November 30, 2014 was as follows:

	November 30, 2015	November 30, 2014
Distributions paid from:
Ordinary income	$—	$294,137
Long-term capital gain	25,958,120	5,502,894

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2015 (Continued)

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$213,726,835
Gross tax unrealized appreciation	39,667,206
Gross tax unrealized depreciation	(63,632,542)
Net tax unrealized appreciation	(23,965,336)
Unrealized currency appreciation	—
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated loss	(3,132,654)
Total accumulated earnings	$(27,097,990)

  The difference between book basis and tax basis unrealized appreciation was primarily attributable to wash sale adjustments.  The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of Passive Foreign Investment Companies held by the Fund.

NOTE 6 – INVESTMENTS IN AFFILIATES

  Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor. For the year ended November 30, 2015, the Fund had the following transactions with affiliated companies:

As of November 30, 2015, the value of all securities of affiliated companies held in the Fund is $23,745,361, representing 8.8% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	Dec. 1,			Nov. 30,	Gain	Dividend	Nov. 30,	Acquisition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Walter
Investment
Management
Corp.	1,763,106	90,000	220,000	1,633,106	$(3,411,390)	$—	$23,745,361	$37,521,995
Total							$23,745,361	$37,521,995

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
GoodHaven Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GoodHaven Fund, a series of Professionally Managed Portfolios, as of November 30, 2015 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years for the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 8, 2011 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GoodHaven Fund as of November 30, 2015, the results of its operations for the year then ended, the statement of changes in net assets for each of the two years for the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 8, 2011 (commencement of operations) to November 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2016

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2015 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees and support service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 – November 30, 2015).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes, but is not limited to, management fees and support services. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2015 (Unaudited) (Continued)

shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2014 –
	June 1, 2014	November 30, 2015	November 30, 2015[1]
Actual	$1,000.00	$ 878.00	$5.18
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.55	$5.57

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and GoodHaven Capital Management, LLC (the “Advisor”) for the GoodHaven Fund (the “Fund”).  At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board considered that the Fund significantly underperformed its peer group median for the one-year and three-year periods ended March 31, 2015.  In assessing performance, the Board took into account the Advisor’s explanation that the Fund had experienced substantial cash flows into and out of the Fund over the course of the year, that the Fund is non-correlated to the S&P 500 index and was invested in some out of favor sectors during the one-year time period.

The Trustees also considered the Fund’s significant underperformance compared to its similarly managed accounts for the one-year and three-year periods ended December 31, 2015.  The Board noted the Advisor’s explanation that the performance difference was primarily due to the Fund experiencing significant cash inflows and then large redemptions leaving the Fund with comparatively high cash positions during a period of strong stock market performance. The Board expressed its concern with the Fund’s performance and has informed the Advisor that it will continue to monitor its performance closely.

The Board also considered the underperformance of the Fund against a broad-based securities market benchmark and noted the Advisor’s explanation that the Fund does not closely resemble a broadly diversified index and that differences in performance (sometimes significant) can be expected over short measurement periods.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of the peer group median and average utilized by the Board.  The Board also noted that the Advisor had entered into a Support Services Agreement under which the Advisor is responsible for paying

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

certain of the Fund’s other customary operating expenses.  For its services under the Support Services Agreement, the Advisor receives a monthly fee equal to 0.20% of the Fund’s average daily net assets.  (The Board noted that the Fund would be responsible for paying any extraordinary Fund expenses.)

The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed account clients, and to the extent fees charged to the Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that through the Support Services Agreement, the Advisor has contractually agreed to ensure that the Fund’s expenses remained at a stable and consistent level.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and noted that there were no additional benefits derived by the Advisor from its relationship with the Fund.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

advisory arrangements with the Advisor, including the Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.  The Board determined to renew the agreement for an additional one-year period after considering, among other things, the Adviser’s expectations that performance would show improvement in the coming year. However, the Board further considered that if performance did not show meaningful improvement during the course of the year, the Board may determine that additional actions might be appropriate either at or prior to the time of the advisory agreement’s next renewal.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May 1991.	formerly, Executive
2020 E. Financial Way			Vice President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The Univ. of
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		Virginia Law
2020 E. Financial Way			Vice President), and		School Fdn.
Suite 100			Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	1	Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and Chief		Funds,
2020 E. Financial Way		2011.	Financial Officer (and		Direxion ETF
Suite 100			other positions), U.S.		Trust and
Glendora, CA 91741			Bancorp Fund Services,		Direxion
			LLC 1997-2013.		Variable
Trust.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Carl A. Froebel	Trustee	Indefinite	Formerly President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bancorp		Since	Data Services, Inc.
Fund Services, LLC		May 1991.	(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	1	Independent
(born 1950)		Term;	2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President, Investment		Managers
Fund Services, LLC		May 1991.	Company Administration,		Funds;
2020 E. Financial Way			LLC (mutual fund		Trustee,
Suite 100			administrator).		Managers
Glendora, CA 91741					AMG Funds,
Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice President	Not	Not
(born 1975)		Term;	(and other positions),	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp Fund
Fund Services, LLC		April	Services, LLC,
615 East Michigan St.		2013.	since April 2005.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compli-	Term;	and Compliance Officer	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	(and other positions), U.S.
Fund Services, LLC	Officer	July 2011.	Bancorp Fund Services,
615 East Michigan St.	Anti-	Indefinite	LLC since August 2004.
Milwaukee, WI 53202	Money	Term;
	Laun-	Since
	dering	July 2011.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended November 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from the ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2015, was 0.00%.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited) (Continued)

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share;
and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—	Yes	Yes
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President

Date     January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Elaine E. Richards
Elaine E. Richards, President

Date     January 29, 2016

By (Signature and Title)* /s/ Eric C. VanAndel
  Eric C. VanAndel, Treasurer

Date     January 29, 2016

* Print the name and title of each signing officer under his or her signature.